exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 40-F of Colliers International Group Inc. (the “Company”) for the year ended December 31, 2016 (the “Report”) filed with the United States Securities and Exchange Commission on the date hereof, I, Jay S. Hennick, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2017

/s/ Jay S. Hennick
Jay S. Hennick
Chairman and Chief Executive Officer

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 40-F of Colliers International Group Inc. (the “Company”) for the year ended December 31, 2016 (the “Report”) filed with the United States Securities and Exchange Commission on the date hereof, I, John B. Friedrichsen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2017

/s/ John B. Friedrichsen
John B. Friedrichsen Chief Financial Officer